UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): November 7, 2008

APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-147414	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated November 7, 2008 and filed (by the required date) on November 12, 2008 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Bristol, Virginia – Courtyard Marriott

(Audited)

(Unaudited)

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Nine, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008	15
Notes to Pro Forma Condensed Consolidated Balance Sheet	17
Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2007 and the Nine Months ended September 30, 2008	18
Notes to Pro Forma Condensed Consolidated Statements of Operations	23

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

Report of Independent Auditors

Board of Directors

Apple REIT Nine, Inc.

We have audited the accompanying balance sheets of the Bristol, Virginia – Courtyard Marriot Hotel (the Hotel) as of December 31, 2007 and 2006, and the related statements of operations, cash flows, and owner’s equity for the years then ended. These financial statements are the responsibility of the Hotel’s former owner, Linden Hotel Properties, LLC. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Hotel’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Hotel’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bristol, Virginia – Courtyard Marriot Hotel at December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Richmond, Virginia

December 10, 2008

Bristol, Virginia – Courtyard Marriott Hotel

Balance Sheets

	December 31
	2007	2006
Assets
Cash and cash equivalents	$338,990	$9,917
Restricted cash-furniture, fixtures, and other escrows	245,015	98,285
Accounts receivable	122,510	129,809
Prepaid expenses and other assets, net	200,471	219,984
Franchise fees, net	56,613	60,133
Investment in real estate, net of accumulated depreciation of $1,330,910 and $988,491, respectively	10,853,112	11,193,185

Total assets	$11,816,711	$11,711,313

Liabilities and owner’s equity
Accounts payable and accrued expenses	$551,655	$558,552
Mortgage payable	9,857,163	9,960,589

Total liabilities	10,408,818	10,519,141
Owner’s equity	1,407,893	1,192,172

Total liabilities and owner’s equity	$11,816,711	$11,711,313

See accompanying notes.

Bristol, Virginia – Courtyard Marriott Hotel

Statements of Operations

	Year Ended December 31
	2007	2006
Revenues
Rooms	$4,228,483	$3,660,970
Other revenue	377,882	427,383

Total revenues	4,606,365	4,088,353

Operating expenses
Rooms	1,101,567	1,105,841
Hotel administrative expenses	386,754	328,639
Utilities	183,917	179,016
Depreciation and amortization	345,939	345,760
Taxes, insurance, and other	149,624	140,151
Sales and marketing	251,176	252,583
Property operation and maintenance	160,383	156,577
Franchise and management fees	382,990	320,351
General and administrative	349,865	394,330

Total expenses	3,312,215	3,223,248

Operating income	1,294,150	865,105
Interest expense	683,217	651,521

Net income	$610,933	$213,584

See accompanying notes.

Bristol, Virginia – Courtyard Marriott Hotel

Statements of Cash Flows

	December 31
	2007	2006
Cash flows from operating activities
Net income	$610,933	$213,584
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	345,939	345,760
Changes in operating assets and liabilities:
Restricted cash	(146,730)	(98,285)
Accounts receivable	7,299	(87,540)
Prepaid expenses and other assets	19,513	8,307
Accounts payable and accrued expenses	(6,897)	134,236

Net cash provided by operating activities	830,057	516,062

Cash flows from investing activities
Purchase of property and equipment	(2,346)	(139)

Net cash used in investing activities	(2,346)	(139)

Cash flows from financing activities
Payment of financing costs	—	(214,420)
Payments on secured notes payable	(103,426)	(7,537,837)
Proceeds from secured note payable	—	10,000,000
Contributions from owner	320,070	510,357
Distributions to owner	(715,282)	(3,284,437)

Net cash used in financing activities	(498,638)	(526,337)

Increase (decrease) in cash and cash equivalents	329,073	(10,414)

Cash and cash equivalents
Beginning of year	9,917	20,331

End of year	$338,990	$9,917

Supplemental information:
Cash paid for interest	$661,775	$642,587

See accompanying notes.

Bristol, Virginia – Courtyard Marriott Hotel

Statements of Owner’s Equity

	Year Ended December 31
	2007	2006
Owner’s equity at beginning of period	$1,192,172	$3,752,668
Distributions to owner	(715,282)	(3,284,437)
Owner contributions	320,070	510,357
Net income	610,933	213,584

Owner’s equity at end of period	$1,407,893	$1,192,172

See accompanying notes.

Bristol, Virginia – Courtyard Marriott Hotel

Notes to Financial Statements

December 31, 2007 and 2006

1. Nature of Business and Significant Accounting Policies

Nature of Business

The accompanying financial statements present the financial information of the Bristol, Virginia – Courtyard Marriott Hotel (the Hotel) as of December 31, 2007 and 2006, and for the years then ended. The Hotel was owned by Linden Hotel Properties, LLC (the Company), a Virginia Limited Liability Company that was formed for the purpose of acquiring, owning, and operating hotels. The Hotel commenced operations in February 2004 and has 175 rooms operating under the Marriott franchise in Bristol, Virginia. On November 7, 2008, the Company sold the Hotel to Apple REIT Nine, Inc., a Virginia Corporation, for $18,650,000, including the assumption of the mortgage payable.

Basis of Accounting

The financial statements have been prepared on the accrual basis in accordance with accounting principles generally accepted in the United States.

Cash and Cash Equivalents

The Hotel considers all highly liquid instruments purchased with maturities of three months or less to be cash equivalents.

Restricted Cash

Restricted cash balances consist of amounts held in escrow for furniture, fixtures, and equipment reserves and for the payment of insurance premiums and taxes.

Accounts Receivable

Accounts receivable are comprised of trade receivables due from guests of the hotel and credit card receipts yet to be processed from guests of the hotel. The Hotel records an allowance for doubtful accounts when collection is deemed doubtful. Management has determined that no allowance was considered necessary at December 31, 2007 and 2006.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Bristol, Virginia – Courtyard Marriott Hotel

Notes to Financial Statements (continued)

December 31, 2007 and 2006

1. Nature of Business and Significant Accounting Policies (continued)

Investment in Real Estate

Real estate is stated at cost, net of accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. Management estimates the useful lives of assets to be 39 years for buildings and improvements and 5 to 7 years for furniture, fixtures, and equipment.

Impairment of Long-Lived Assets

The Hotel’s management reviews the carrying value of tangible and intangible assets whenever significant events or changes in circumstances occur that might impair the recovery of these costs. Recovery is evaluated by measuring the carrying value of the assets against the associated future estimated cash flows. Management’s estimates of fair values are based on the best information available and require the use of estimates, judgment, and projections as considered necessary. As of December 31, 2007 and 2006, no impairment losses were recognized.

Revenue Recognition

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or utilizes the hotel’s services.

Advertising costs

Advertising costs are expensed when incurred. Advertising expense for the years ended December 31, 2007 and 2006, was $68,872 and $93,337, respectively, which is included in sales and marketing expense in the accompanying statements of operations.

Income Taxes

The Hotel was owned by a limited liability company. The members of the Company separately accounted for the Hotel’s items of income, deductions, losses, and credits for federal and state income tax reporting.

Bristol, Virginia – Courtyard Marriott Hotel

Notes to Financial Statements (continued)

December 31, 2007 and 2006

2. Investment in Real Estate

Investment in real estate at December 31, 2007 and December 31, 2006, consisted of the following:

	2007	2006
Land	$850,000	$850,000
Building and improvements	11,068,354	11,066,105
Furnishings and equipment	265,668	265,571

Total cost	12,184,022	12,181,676
Less accumulated depreciation	(1,330,910)	(988,491)

Investment in real estate, net	$10,853,112	$11,193,185

Depreciation expense for the years ended 2007 and 2006 was $342,419 and $342,240.

3. Franchise Agreement

The Hotel operates as a Courtyard by Marriott under a franchise agreement. The Hotel is required to pay the franchisor a flat fee monthly for dues, software support, etc., and is required to pay franchise, marketing, and reservation service fees that are based on a percentage of gross room revenues. These fees totaled $417,185 and $354,367 for the years ended 2007 and 2006, respectively. Of these amounts, $238,149 and $205,151 are included in franchise and management fees for the years ended 2007 and 2006, respectively. The remaining amounts are included in sales and marketing expense and rooms expense.

The franchise agreement required an initial one-time fee of $70,400, which was recorded as an intangible asset. Amortization is calculated on a straight-line basis over 20 years, and began on the first day of operations.

Franchise fees at December 31, 2007 and 2006, consisted of the following:

	2007	2006
Initial cost	$70,400	$70,400
Less accumulated amortization	(13,787)	(10,267)

Franchise fees, net	$56,613	$60,133

Amortization expense for 2007 and 2006 was $3,520 in each period. The estimated aggregate amortization expense is $17,600 for the five succeeding fiscal years.

Bristol, Virginia – Courtyard Marriott Hotel

Notes to Financial Statements (continued)

December 31, 2007 and 2006

4. Related Parties

The Hotel pays a monthly management fee of $9,600 to Linden Properties Management Co. (the manager), an affiliate of the Company. For the years ending December 31, 2007 and 2006, the fees were $115,200 each year. The hotel records an accrual for management fees each month; however, payment has not been made since the hotel opened. As of December 31, 2007 and 2006, the hotel has an accrued management fee payable balance due to the manager of $460,800 and $345,600, respectively.

5. Mortgage Payable

Mortgage notes payable at December 31, 2007 and 2006, consisted of the following:

	2007	2006
Wells Fargo Bank note, collateralized by the Hotel, due monthly at $63,767, including interest of 6.585%, maturing August 2016	$9,857,163	$9,960,589

The annual principal payment requirements are as follows:

2008	$119,677
2009	127,800
2010	136,474
2011	145,738
2012	155,629
Thereafter	9,171,845

$9,857,163

Bristol, Virginia – Courtyard Marriott Hotel

Balance Sheets

	September 30 2008	December 31 2007
	(Unaudited)
Assets
Cash and cash equivalents	$423,166	$338,990
Restricted cash-furniture, fixtures, and other escrows	409,327	245,015
Accounts receivable	121,421	122,510
Prepaid expenses and other assets, net	175,999	200,471
Franchise fees, net	53,973	56,613
Investment in real estate, net of accumulated depreciation of $1,587,850 and $$1,330,910, respectively	10,596,388	10,853,112

Total assets	$11,780,274	$11,816,711

Liabilities and owner’s equity
Accounts payable and accrued expenses	$712,780	$551,655
Mortgage payable	9,775,467	9,857,163

Total liabilities	10,488,247	10,408,818
Owner’s equity	1,292,027	1,407,893

Total liabilities and owner’s equity	$11,780,274	$11,816,711

Bristol, Virginia – Courtyard Marriott Hotel

Statements of Operations

	September 30 2008	September 30 2007
	(Unaudited)
Revenues
Rooms	$3,363,271	$3,223,868
Other income	268,915	308,077

Total revenues	3,632,186	3,531,945

Operating expenses
Rooms	777,682	821,996
Hotel administrative expenses	296,313	291,868
Utilities	145,468	142,942
Depreciation and amortization	259,580	259,412
Taxes, insurance, and other	129,351	118,164
Sales and marketing	107,947	202,849
Property operation and maintenance	121,427	120,727
Franchise and management fees	299,717	291,486
General and administrative	171,184	285,565

Total expenses	2,308,669	2,535,009

Operating income	$1,323,517	$996,936
Interest expense	508,287	511,694

Net Income	$815,230	$485,242

Bristol, Virginia – Courtyard Marriott Hotel

Statements of Cash Flows

	September 30 2008	September 30 2007
	(Unaudited)
Cash flows from operating activities
Net income	$815,230	$485,242
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	259,580	259,412
Changes in operating assets and liabilities:
Restricted cash	(164,312)	(119,872)
Accounts receivable	1,089	(39,226)
Prepaid expenses and other assets	24,472	2,953
Accounts payable and accrued expenses	161,125	89,745

Net cash provided by operating activities	1,097,184	678,254

Cash flows from investing activities
Purchase of property and equipment	(216)	(2,249)

Net cash used in investing activities	(216)	(2,249)

Cash flows from financing activities
Payments on secured notes payable	(81,696)	(78,287)
Contributions from owner	12,882	289,427
Distributions to owner	(943,978)	(402,659)

Net cash used in financing activities	(1,012,792)	(191,519)

Increase in cash and cash equivalents	84,176	484,486

Cash and cash equivalents
Beginning of period	338,990	9,917

End of period	$423,166	$494,403

Supplemental information
Cash paid for interest	$492,206	$495,613

The unaudited interim financial statements have been prepared in accordance with Article 10 of Regulation S-X. Accordingly, they do not include all of the information required by accounting principles generally accepted in the United States. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered for a fair presentation have been included. These unaudited interim financial statements should be read in conjunction with the Company’s audited financial statements as of and for the year ended December 31, 2007 included herein. Operating results for the nine month period ended September 30, 2008 are not necessarily indicative of the results that may be expected for the twelve month period ending December 31, 2008.

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2008 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hilton Garden Inn	Twinsburg, OH	$17.8	October 7, 2008
Hilton Garden Inn	Lewisville, TX	28.0	October 16, 2008
Hilton Garden Inn	Duncanville, TX	19.5	October 21, 2008
Residence Inn	Beaumont, TX	16.9	October 29, 2008
Hilton Garden Inn	Allen, TX	18.5	October 31, 2008
Hampton Inn & Suites	Pueblo, CO	8.0	October 31, 2008
Courtyard	Bristol, VA	18.7	November 7, 2008

Santa Clarita Hotels Portfolio (3 Hotels):
Hampton Inn	Santa Clarita, CA	17.1	October 29, 2008
Residence Inn	Santa Clarita, CA	16.6	October 29, 2008
Fairfield Inn	Santa Clarita, CA	9.3	October 29, 2008

	Total	$170.4

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Texas Western Management Partners, L.P., Dimension Development Company, Gateway Hospitality Group, Inc. and LBAM-Investor Group, L.L.C., under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Nine, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 2008, nor does it purport to represent the future financial position of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of September 30, 2008 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$60,675	$174,878	(A)	$235,553
Cash and cash equivalents	196,030	(137,663)	(C)	58,367
Other assets, net	3,747	2,504		6,251

Total Assets	$260,452	$39,719		$300,171

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$—	$36,215		$36,215
Accounts payable and accrued expenses	312	3,504	(B)	3,816

Total Liabilities	312	39,719		40,031

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	264,528	—		264,528
Distributions greater than net income	(4,436)	—		(4,436)

Total Shareholders’ Equity	260,140	—		260,140

Total Liabilities and Shareholders’ Equity	$260,452	$39,719		$300,171

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 10 properties that have been purchased after September 30, 2008 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Twinsburg, OH Hilton Garden Inn	Lewisville, TX Hilton Garden Inn	Duncanville, TX Hilton Garden Inn	Beaumont, TX Residence Inn	Santa Clarita, CA Hampton Inn	Santa Clarita, CA Residence Inn	Santa Clarita, CA Fairfield Inn	Allen, TX Hilton Garden Inn	Pueblo, CO Hampton Inn & Suites	Bristol, VA Courtyard	Total Combined
Purchase price per contract	$17,792	$28,000	$19,500	$16,900	$17,129	$16,600	$9,337	$18,500	$8,025	$18,650	$170,433
Other closing and capitalized costs (credits) incurred	(136)	(1,069)	(82)	86	84	78	76	108	81	1,809	1,035
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	356	560	390	338	343	332	187	370	161	373	3,410

Investment in hotel properties	18,012	27,491	19,808	17,324	17,556	17,010	9,600	18,978	8,267	20,832	174,878	(A	)

Net other assets/(liabilities) assumed	112	(2,700)	(13,143)	23	(31)	(44)	9	(10,409)	(51)	(10,981)	(37,215)	(B	)

Total purchase price	$18,124	$24,791	$6,665	$17,347	$17,525	$16,966	$9,609	$8,569	$8,216	$9,851	$137,663	(C	)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgages payable, debt service escrows, operational charges and credits and prepaid or accrued property taxes.

(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2007 and nine months ended September 30, 2008

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hilton Garden Inn	Tucson, AZ	$18.4	July 31, 2008
Homewood Suites	Charlotte, NC	5.7	September 24, 2008
Courtyard	Santa Clarita, CA	22.7	September 24, 2008
Hampton Inn & Suites	Allen, TX	12.5	September 26, 2008
Hilton Garden Inn	Twinsburg, OH	17.8	October 7, 2008
Hilton Garden Inn	Lewisville, TX	28.0	October 16, 2008
Hilton Garden Inn	Duncanville, TX	19.5	October 21, 2008
Residence Inn	Beaumont, TX	16.9	October 29, 2008
Hilton Garden Inn	Allen, TX	18.5	October 31, 2008
Hampton Inn & Suites	Pueblo, CO	8.0	October 31, 2008
Courtyard	Bristol, VA	18.7	November 7, 2008

Santa Clarita Hotels Portfolio (3 Hotels):
Hampton Inn	Santa Clarita, CA	17.1	October 29, 2008
Residence Inn	Santa Clarita, CA	16.6	October 29, 2008
Fairfield Inn	Santa Clarita, CA	9.3	October 29, 2008

	Total	$229.7

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Texas Western Management Partners, L.P., Dimension Development Company, McKibbon Hotel Group, Inc., Gateway Hospitality Group, Inc. and LBAM-Investor Group, L.L.C., under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Nine, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2007, or the date the hotel began operations nor do they purport to represent the future financial results of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the nine months ended September 30, 2008

(In thousands, except per share data)

	Company Historical Statement of Operations	Tucson, AZ Hilton Garden Inn (A)	Chartlotte Lakeside Hotel, L.P. Charlotte, NC Homewood Suites (A)	Santa Clarita, CA Courtyard (A)	Allen Stacy Hotel, Ltd. Allen, TX Hampton Inn & Suites (A)	RSV Twinsburg Hotel, Ltd. Twinsburg, OH Hilton Garden Inn (A)	SCI Lewisville Hotel, Ltd. Lewisville, TX Hilton Garden Inn (A)	SCI Duncanville Hotel, Ltd. Duncanville, TX Hilton Garden Inn (A)	Beaumont, TX Residence Inn (A)
Revenue:
Room revenue	$609	$1,342	$1,505	$2,581	$2,313	$2,823	$3,373	$3,144	$257
Other revenue	110	240	28	318	90	1,116	1,711	1,317	14

Total revenue	719	1,582	1,533	2,899	2,403	3,939	5,084	4,461	271

Expenses:
Operating expenses	416	600	948	1,190	1,022	2,014	2,552	2,210	164
General and administrative	573	409	304	547	176	304	410	313	23
Management and franchise fees	46	155	136	258	165	336	281	374	18
Taxes, insurance and other	20	99	88	233	180	224	290	254	24
Depreciation of real estate owned	267	320	349	801	393	300	1,107	518	76
Interest, net	(1,865)	331	914	816	507	474	837	618	48

Total expenses	(543)	1,914	2,739	3,845	2,443	3,652	5,477	4,287	353

Gain on debt cancellation	—	—	(1,711)	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—

Net income (loss)	$1,262	$(332)	$505	$(946)	$(40)	$287	$(393)	$174	$(82)

Basic and diluted earnings per common share	$0.13

Weighted average common shares outstanding -basic and diluted	9,705

Pro Forma Condensed Consolidated Statement of Operations (unaudited) (continued)

For the nine months ended September 30, 2008

(In thousands, except per share data)

	Santa Clarita Hotels Portfolio (3 Hotels) (A)	SCI Allen Hotel, Ltd. Allen, TX Hilton Garden Inn (A)	Pueblo, CO Hampton Inn & Suites (A)	Bristol, VA Courtyard (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$6,882	$3,151	$1,707	$3,363	$—		$33,050
Other revenue	173	1,005	52	269	—		6,443

Total revenue	7,055	4,156	1,759	3,632	—		39,493

Expenses:
Operating expenses	1,483	2,009	425	1,153	—		16,186
General and administrative	1,853	292	204	467	750	(B)	6,625
Management and franchise fees	525	361	192	300	—		3,147
Taxes, insurance and other	497	256	86	129	—		2,380
Depreciation of real estate owned	775	377	137	260	(5,680	) (C)	4,913
					4,913	(D)
Interest, net	671	436	74	508	(3,145	) (E)	1,224

Total expenses	5,804	3,731	1,118	2,817	(3,162)		34,475

Gain on debt cancellation	—	—	—	—	1,711	(E)	—
Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$1,251	$425	$641	$815	$1,451		$5,018

Basic and diluted earnings per common share							$0.25

Weighted average common shares outstanding - basic and diluted					10,352	(F)	20,057

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Company Historical Statement of Operations	Chartlotte Lakeside Hotel, L.P. Charlotte, NC Homewood Suites (A)	Santa Clarita, CA Courtyard (A)	Allen Stacy Hotel, Ltd. Allen, TX Hampton Inn & Suites (A)	RSV Twinsburg Hotel, Ltd. Twinsburg, OH Hilton Garden Inn (A)	SCI Lewisville Hotel, Ltd. Lewisville, TX Hilton Garden Inn (A)	SCI Duncanville Hotel, Ltd. Duncanville, TX Hilton Garden Inn (A)	Santa Clarita Hotels Portfolio (3 Hotels) (A)	SCI Allen Hotel, Ltd. Allen, TX Hilton Garden Inn (A)
Revenue:
Room revenue	$—	$2,735	$2,019	$2,873	$3,565	$1,198	$3,806	$10,119	$4,143
Other revenue	—	55	310	106	1,637	652	1,888	386	1,345

Total revenue	—	2,790	2,329	2,979	5,202	1,850	5,694	10,505	5,488

Expenses
Operating expenses	—	1,501	1,091	1,213	2,626	1,107	2,802	2,372	2,501
General and administrative	15	460	464	220	416	195	408	2,254	405
Management and franchise fees	—	248	205	204	439	100	435	770	472
Taxes, insurance and other	—	115	169	195	263	122	258	657	259
Depreciation of real estate owned	—	448	867	551	446	1,099	932	1,215	528
Interest, net	2	47	612	587	612	690	1,070	1,059	592

Total expenses	17	2,819	3,408	2,970	4,802	3,313	5,905	8,327	4,757

Income tax expense	—	—	—	—	—	—	—	—	—

Net income (loss)	$(17)	$(29)	$(1,079)	$9	$400	$(1,463)	$(211)	$2,178	$731

Basic and diluted earnings per common share	$(1,684.60)

Weighted average common shares outstanding - basic and diluted	—

Pro Forma Condensed Consolidated Statement of Operations (unaudited) (continued)

For the year ended December 31, 2007

(In thousands, except per share data)

	Pueblo, CO Hampton Inn & Suites (A)	Bristol, VA Courtyard (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$2,063	$4,228	$—		$36,749
Other revenue	51	378	—		6,808

Total revenue	2,114	4,606	—		43,557

Expenses
Operating expenses	629	1,696	—		17,538
General and administrative	263	737	1,000	(B)	6,837
Management and franchise fees	239	383	—		3,495
Taxes, insurance and other	92	150	—		2,280
Depreciation of real estate owned	201	346	(6,633	) (C)	5,179
			5,179	(D)
Interest, net	231	683	(4,433	) (E)	1,752

Total expenses	1,655	3,995	(4,887)		37,081

Income tax expense	—	—	—	(G)	—

Net income (loss)	$459	$611	$4,887		$6,476

Basic and diluted earnings per common share					$0.43

Weighted average common shares outstanding - basic and diluted			15,125	(F)	15,125

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2007 for the respective period prior to acquisition by the Company. The Company was initially formed on November 9, 2007, and had no operations prior to that date. Additionally, four properties began operations subsequent to January 1, 2007 and had limited historical operational activity prior to their opening. These properties are as follows: Santa Clarita, California Courtyard opened in May 2007, Lewisville, Texas Hilton Garden Inn opened in August 2007, Tucson, Arizona Hilton Garden Inn opened in March 2008, and Beaumont, Texas Residence Inn opened August 2008.

(B) Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E) Interest expense and gain on debt cancellation related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2007, or the dates the hotels began operations.

(F) Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2007, or the dates the hotels began operations.

(G) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

January 12, 2009